Business Update T. Rowe Price Group, Inc. September 15, 2022 A copy of this presentation, which includes additional information, is available at troweprice.gcs-web.com/investor-relations. Data as of June 30, 2022, unless otherwise noted. All figures are U.S. $, unless otherwise noted.

2T. RO W E PRI CE BUSI NESS UPDATE 2 0 2 2 Forward-looking statement This presentation, and other statements that T. Rowe Price may make, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act, with respect to T. Rowe Price’s future financial or business performance, strategies, or expectations. Forward-looking statements are typically identified by words or phrases such as “trend,” “potential,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve,” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may,” and similar expressions. Forward-looking statements in this presentation may include, without limitation, information concerning future results of our operations, expenses, earnings, liquidity, cash flows and capital expenditures, industry or market conditions, amount or composition of assets under management, regulatory developments, demand for and pricing of our products, the timing and expense related to the integration of OHA with and into our business, future transactions, new products and services, dividends, stock repurchases, and other aspects of our business or general economic conditions. T. Rowe Price cautions that forward-looking statements are subject to numerous assumptions, risks, and uncertainties, which change over time. Actual results could differ materially from those anticipated in forward-looking statements, and future results could differ materially from historical performance. Forward-looking statements speak only as of the date they are made, and T. Rowe Price assumes no duty to and does not undertake to update forward-looking statements. We caution investors not to rely unduly on any forward-looking statements and urge you to carefully consider the risks described in our most recent Form 10-K filed with the Securities and Exchange Commission.

Opening and T. Rowe Price Overview Rob Sharps CHIEF EXECUTIVE OFFICER and PRESIDENT T. ROWE PRICE GROUP, INC. BUSINESS UPDATE 2022

4T. RO W E PRI CE BUSI NESS UPDATE 2 0 2 2 Click icon to add picture Independent Investment Organization We are focused solely on investment management and related services Alignment of Interests We are a publicly owned company with significant employee ownership Financial Strength We maintain substantial cash reserves Global Investment Platform We offer a full range of equity, fixed income, and multi-asset solutions Long-Tenured Portfolio Management Global equity, fixed income, and multi-asset portfolio managers average 16 years2 of tenure at T. Rowe Price Culture Is Central to Our Long-Term Success We are performance- driven and collaborative ¹Firmwide AUM includes assets managed by T. Rowe Price Associates, Inc., and its investment advisory affiliates, including Oak Hill Advisors (OHA), and is as of August 31, 2022. Preliminary data. Subject to adjustment. 2Represents T. Rowe Price Associates, Inc., and its investment advisory affiliates, excluding OHA. We are a global asset management firm focused on client success Founded in 1937 $1.3 T in assets under management¹ 924 investment professionals worldwide Local presence in 16 countries 7,771 associates worldwide Figures include OHA.

5T. RO W E PRI CE BUSI NESS UPDATE 2 0 2 2 A confluence of secular and transitory factors is impacting our results in 2022 Secular Factors § “Barbelling” flows to passive, alternatives § Fee pressures and vehicle migration § More concentrated distribution models § ESG and regulation Transitory Factors § Market declines in equities and bonds § Value/growth rotation § Performance challenges in certain strategies § Inflationary impact on expenses

6T. RO W E PRI CE BUSI NESS UPDATE 2 0 2 2 § Investing in our fixed income and multi-asset capabilities § Growing our presence in EMEA and APAC § Building coverage of the wealth channel in the U.S. § Expanding vehicle range, including ETFs and SMAs § Developing ESG strategies and capabilities § Growing investment data insights capabilities § Launching TRPIM,* a new adviser platform § Acquiring OHA, an alternative credit manager We have been investing in new capabilities to position ourselves for long-term growth with tangible success Click icon to add picture $39.2 B fixed income 5-year net flows $34.7 B multi-asset 5-year net flows $29.5 B EMEA and APAC 5-year net flows 8 new ETF products 2 new impact strategies 6 strategies with $165 B in AUM moved to TRPIM *TRPIM - T. Rowe Price Investment Management, Inc., a separate SEC-registered U.S. investment adviser.

7T. RO W E PRI CE BUSI NESS UPDATE 2 0 2 2 Goal to Return to Positive Net Flows This will take: More constructive equity markets Traction in growth initiatives Improved performance in certain strategies Markets and flows have reduced assets under management—we have managed through this before $335 $400 $276 $391 $482 $489 $577 $692 $747 $763 $811 $991 $962 $1,207 $1,471 $1,688 $1,310 $1,339 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 1H 2022 Aug-22 En di ng A U M (U .S . $ b) +37.4 +31.5 -140.8 +92.3 +60.4 -6.6 +70.7 +128.4 +52.4 +16.3 +51.4 +168.0 -38.9 +233.1 +260.0 +205.4 -358.1 +27.8 +33.8 +17.1 +22.7 +30.3 +14.1 +17.2 -12.0 +3.7 +1.6 -2.8 +14.0 +13.2 +13.2 +5.6 -28.5 -20.0 Market Change ($b) Net Flows ($b) Q3 not yet released AUM for the period 2006–2020 does not include the acquired fee-based AUM related to the OHA acquisition. Net flows included OHA for 2022 only. Annual AUM change also includes distributions (net of reinvestments) and acquisition of AUM not included above but detailed in our quarterly releases and 10Qs. For 2011 and prior years, the distribution (net of reinvestments) was included in the market change figure.

Performance remains solid over the 3-, 5-, and 10-year periods

As of June 30, 2022

	U.S. Mutual Funds Outperforming Morningstar Median[1]				U.S. Mutual Funds Outperforming Passive Peer Median[2]				Composites Outperforming Benchmark[3]			
Asset Class	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Equity	57%	55%	60%	79%	53%	48%	50%	71%	41%	50%	51%	79%
Fixed Income	53%	66%	62%	65%	44%	53%	55%	58%	21%	60%	63%	79%
Multi-asset	24%	78%	80%	90%	18%	84%	75%	86%				
Overall	**46%**	**65%**	**66%**	**77%**	**40%**	**61%**	**60%**	**71%**	**33%**	**54%**	**56%**	**79%**

Past performance is not a reliable indicator of future performance.
The investment performance reflects that of the T. Rowe Price-sponsored mutual funds and composites and not that of OHA's products.
[1]Primary share class only. Excludes T. Rowe Price passive funds and fund categories not ranked by Morningstar. Source: Morningstar (see inserted disclosure on page 24 for information about this Morningstar information).
[2]Primary share class only. Excludes T. Rowe Price passive funds and institutional funds that are a clone of a retail fund. Mutual funds measured against the most appropriate style benchmark used for portfolio manager evaluation, which may not always be the prospectus benchmark. Net=NAV. Source: Morningstar.
[3]Net returns for composites are calculated using the highest applicable separate account fee schedule and compared to official GIPS composite primary benchmark. Excludes money market composites.

T. ROWE PRICE BUSINESS UPDATE 2022
INVEST WITH CONFIDENCE®
8

9T. RO W E PRI CE BUSI NESS UPDATE 2 0 2 2 We continue to focus on delivering for our clients and investing for long-term growth while managing through dynamic markets Pursue investment excellence Focus on performance, deepen exposure to our strongest investment convictions Diversify and expand our investment capabilities Expand ETF and SMA range; grow private market capabilities; bolster our fixed income, multi-asset, and custom investment solutions Globalize and grow our client base Sustain market share in target date; invest in EMEA and APAC sales, client service, and marketing Deliver world- class client service Deepen relationships with existing clients, strategic partners, platforms, and aggregators

Adding a private markets platform through acquisition of OHA supports long-term growth

Strategic rationale

- Growing demand for alternative credit
- OHA has a 30-year track record of growth and investment performance
- Opportunity to grow at intersection of the two organizations

We are making strong progress against our 2022 priorities with OHA

- Sustaining investment performance for clients and maintaining pace of fundraising
- On track to complete light-touch integration of finance, legal/compliance, and HR processes
- Successfully coordinating on institutional distribution referrals
- Developing an offer for U.S. retail wealth clients to be in market in 2023

OHA
OAK HILL ADVISORS

$57 B Capital Under Management*

$24 B Private Markets

$16 B Liquid Strategies

$17 B Structured Credit

OHA is a T. Rowe Price company. See https://troweprice.gcs-web.com/events for a copy of the acquisition announcement presentation from October 2021. There is no guarantee that the strategies currently under evaluation will be launched.

*Includes net asset values, portfolio value, and/or unfunded capital.

T. ROWE PRICE BUSINESS UPDATE 2022
INVEST WITH CONFIDENCE®
10

Financial Overview Jen Dardis CHIEF FINANCIAL OFFICER T. ROWE PRICE GROUP, INC. BUSINESS UPDATE 2022 Unless otherwise noted, OHA financial data are included in 2022 results but excluded from previous periods.

12T. RO W E PRI CE BUSI NESS UPDATE 2 0 2 2 Long-term financials remain strong, while headwinds have challenged the short term As of June 30, 2022 Left chart: Compounded annualized growth for periods ended June 30, 2022. Right chart: January 1 – June 30 of 2021 and 2022. *See the reconciliation between GAAP and adjusted (non-GAAP) EPS on page 22. See the firm’s 2021 Annual Report on Form 10-K for further information. 1H21 1H22 Change Net revenues (m) $3,756 $3,376 -10% Diluted EPS (GAAP) $6.63 $3.88 -41% Adjusted diluted EPS* (non-GAAP) $6.32 $4.42 -30% Regular dividends per share $2.16 $2.40 +11% 5 years 10 years 20 years 30 years Net revenues 10% 10% 11% 12% Diluted EPS (GAAP) 13% 13% 14% 16% Dividends 16% 13% 14% 17% Annualized total stock return 12% 10% 13% 16%

13T. RO W E PRI CE BUSI NESS UPDATE 2 0 2 2 Fixed income, multi-asset, and alternatives have been offsetting equity outflows Net Flows by Asset Class (U.S. $b) We have been investing in fixed income, multi-asset, and more recently alternatives capabilities as diversifying sources of flows. ($50) ($40) ($30) ($20) ($10) $0 $10 $20 $30 2015 2016 2017 2018 2019 2020 2021 1H22 1.6 (2.8) 14.0 13.2 13.2 5.6 (28.5) (20.0)Net flows Equity Fixed Income Multi-Asset Alternatives

14T. RO W E PRI CE BUSI NESS UPDATE 2 0 2 2 We have invested into a rising market environment, building capabilities while expanding operating margin Non-GAAP Operating Expense and Income (U.S. $b) See the non-GAAP operating income and net revenues reconciliation on page 21. See the firm’s 2021 Annual Report on Form 10-K for further information. Since 2015, average revenue growth of 10.6% per year has outpaced average expense growth of 8.9% per year. Market-driven expenses are about one-third of total operating expenses, and the growth rates of these market-driven expenses align closely with revenue growth rates. Op. Income Market- Driven Expense Core Expense $0 $2 $4 $6 $8 Adj. Op. margin 2015 2016 2017 2018 2019 2020 2021 45% 42% 43% 44% 44% 46% 50% Total Operating Expense

15T. RO W E PRI CE BUSI NESS UPDATE 2 0 2 2 Our balance sheet remains strong Balance Sheet Items (At 12/31 unless noted, U.S. $m) December 31, 2016 December 31, 2021* June 30, 2022* Cash and Discretionary Investments $1,906 $2,077 $2,607 Seed Capital Investments $1,264 $1,300 $998 Debt $0 $114 $102 Stockholders’ Equity Attributable to T. Rowe Price Group, Inc. $5,009 $9,023 $8,964 Cash and Investments per Outstanding Share1 $12.95 $14.64 $15.97 *This display does not include the non-controllable interest of our seed investments, which we normally consolidate due to our ownership. 1Excludes investments for supplemental savings plan liability and other investments. Increased the annual dividend for 36 years

16T. RO W E PRI CE BUSI NESS UPDATE 2 0 2 2 Click icon to add picture Consistently creating value for shareholders Share Buybacks Dividends – Recurring Dividends – Special Free Cash Flow* 260.9 250.3 245.1 246.9 238.6 231.2 228.8 220 245 270 2015 2016 2017 2018 2019 2020 2021 $0 $1,000 $2,000 $3,000 $4,000 2015 2016 2017 2018 2019 2020 2021 Return of Capital (U.S. $m) Since 2015 Returned 84% of non-GAAP operating income through dividends and buybacks Weighted average share count declined by 12% Weighted Average Shares Outstanding (assuming dilution, millions) *Free cash flow equals net cash provided by operating activities minus impact of consolidated products minus additions to property and equipment. Please see page 23 for reconciliation.

Questions Please submit your written questions in the box on the left of the screen

18T. RO W E PRI CE BUSI NESS UPDATE 2 0 2 2 We are focused on the long term and positioning for the future A premier global active manager Delivering performance, insights, and service for our clients Committed to retaining and attracting diverse top talent Innovating and investing to reach new clients Managing through near-term headwinds

Appendix

Capital allocation-based income (carried interest)

Investments in Affiliated Private Funds Carried Interest (6-Month Change, U.S. $m)


$700
$600
$500
$400
$300
$200
$100
$0
$609.8
$(55.4)
$(26.5)
$(20.7)
$507.2
($81.9 M)
Capital allocation-based income
as of 12/31/2021
Market-related changes
Acquisition-related amortization
Net realized distributions
as of 6/30/2022

- At the end of each reporting period, accrued carried interest reflects what would be due from each investment fund as if the fair value of the underlying investments were realized as of such date, regardless of whether the amounts have been realized.
- The change in accrued carried interest reflects amounts that are (1) realized and distributed by the fund, (2) market-related adjustments that are recognized as capital allocation-based income in the income statement, and (3) acquisition-related amortization.
- The change in accrued carried interest will fluctuate quarter to quarter.
- Accrued carried interest will be realized over a number of years.
- 50%–60% of accrued carried interest is expected to be retained in operating income with the remainder recognized as compensation expense.
- As of 6/30/2022, about U.S. $18 B of alternative fee-basis assets under management are eligible to earn carried interest.
- Absolute performance of the U.S. high yield and levered loan indices are an indicator of changes in accrued carried interest.

T. ROWE PRICE BUSINESS UPDATE 2022
INVEST WITH CONFIDENCE®
20

Non-GAAP operating income and net revenues reconciliation

U.S. $m

	2021	2020	2019	2018	2017	2016	2015
Net Revenues, GAAP basis	$7,671.9	$6,206.7	$5,617.9	$5,372.6	$4,342.4	$4,284.8	$4,200.6
Non-GAAP adjustments:							
Consolidated Investment Products	5.5	8.6	6.8	6.2	5.6	6.5	
Net Revenues, Non-GAAP basis	$7,677.4	$6,215.3	$5,624.7	$5,378.8	$4,348.4	$4,291.3	$4,200.6
Operating Expenses, GAAP basis	$3,961.9	$3,461.0	$3,230.9	$3,011.2	$2,746.1	$2,551.4	$2,301.7
Non-GAAP adjustments:							
Consolidated Investment Products	(6.7)	(6.5)	(7.9)	(6.5)	(6.7)	(6.5)	
Supplemental Savings Plan Liability	(83.0)	(111.8)	(73.2)	5.6	11.7		
Acquisition-related transaction costs	(31.9)						
Nonrecurring Dell			-	15.2	50.0	(66.2)	
Operating Expenses, Non-GAAP basis	$3,840.3	$3,342.7	$3,149.8	$3,025.5	$2,777.7	$2,478.7	$2,301.7
Operating Income, GAAP basis	$3,710.0	$2,745.7	$2,387.0	$2,361.4	$2,108.8	$1,733.4	$1,898.9
Non-GAAP adjustments:							
Consolidated Investment Products	12.2	16.4	14.7	12.7	12.3	13.0	
Supplemental Savings Plan Liability	83.0	111.8	73.2	(5.6)	(11.7)		
Acquisition-related transaction costs	31.9						
Nonrecurring Dell			-	(15.2)	(50.0)	66.2	
Operating Income, Non-GAAP basis	$3,837.1	$2,873.9	$2,474.9	$2,353.3	$1,873.4	$1,812.6	$1,898.9
Operating Margin, GAAP basis[1]	48.4%	44.2%	42.5%	44.0%	48.6%	40.5%	45.2%
Operating Margin, as adjusted[1]	50.0%	46.2%	44.0%	43.7%	43.1%	42.2%	45.2%

[1]Operating margin is equal to operating income divided by net revenues.

T. ROWE PRICE BUSINESS UPDATE 2022 INVEST WITH CONFIDENCE® 21

22T. RO W E PRI CE BUSI NESS UPDATE 2 0 2 2 As of June 30, 2022 Reconciliation between GAAP and adjusted (non-GAAP) EPS 1H21 1H22 Diluted earnings per common share, GAAP basis $6.63 $3.88 Non-GAAP adjustments: Acquisition-related adjustments - .04 Consolidated T. Rowe Price investment products (.14) .30 Other non-operating income (.17) .18 Non-operating income of investments designated as an economic hedge of the SSP Plan less compensation expense - .02 Adjusted diluted earnings per common share $6.32 $4.42

23T. RO W E PRI CE BUSI NESS UPDATE 2 0 2 2 2021 2020 2019 2018 2017 2016 2015 Net cash provided by (used in) operating activities 3,452.0 1,918.9 1,522.7 1,619.9 229.5 170.5 1,530.5 Impact of consolidated products (23.7) 560.1 679.6 558.2 1,322.3 1,173.2 - Adjusted net cash provided by (used in) operating activities 3,428.3 2,479.0 2,202.3 2,178.1 1,551.8 1,343.7 1,530.5 Additions to property and equipment (239.1) (214.6) (204.6) (168.5) (186.1) (148.3) (151.3) Free cash flow 3,189.2 2,264.4 1,997.7 2,009.6 1,365.7 1,195.4 1,379.2 Free cash flow non-GAAP reconciliation U.S. $m

Additional information

©2022 Morningstar, Inc. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

Investment performance overview (slide 8)

[1]Source: Morningstar. Primary share class only. Excludes money market mutual funds, funds with an operating history of less than one year, T. Rowe Price passive funds, and T. Rowe Price funds that are clones of other funds. The chart reflects the percentage of T. Rowe Price funds with 1-year, 3-year, 5-year, and 10-year track record that are outperforming the Morningstar category median.

[2]Passive Peer Median was created by T. Rowe Price using data from Morningstar. Primary share class only. Excludes money market mutual funds, funds with an operating history of less than one year, funds with fewer than three peers, T. Rowe Price passive funds, and T. Rowe Price funds that are clones of other funds. This analysis compares T. Rowe Price active funds to the applicable universe of passive/index open-end funds and ETFs of peer firms. The chart reflects the percentage of T. Rowe Price funds with 1-year, 3-year, 5-year, and 10-year track record that are outperforming the passive peer universe.

[3]Composite net returns are calculated using the highest applicable separate account fee schedule. Excludes money market composites. All composites compared to official GIPS composite primary benchmark. The chart reflects the percentage of T. Rowe Price composites with 1-year, 3-year, 5-year, and 10-year track record that are outperforming their benchmarks.

T. ROWE PRICE BUSINESS UPDATE 2022 INVEST WITH CONFIDENCE® 24

25T. RO W E PRI CE BUSI NESS UPDATE 2 0 2 2 Important information This material, including any statements, information, data and content contained within it and any materials, information, images, links, graphics or recordings provided in conjunction with this material are being furnished by T. Rowe Price for general informational purposes only. Under no circumstances should the material, in whole or part, be copied or distributed without consent from T. Rowe Price. The views contained herein are as of the date of the presentation. The information and data obtained from third-party sources which is contained in the report were obtained from the sources deemed reliable; however, its accuracy and completeness is not guaranteed. The products and services discussed in this presentation are available via subsidiaries of T. Rowe Price Group as authorized in countries throughout the world. The products and services are not available to all investors or in all countries. Visit troweprice.com to learn more about the products and services available in your country and the T. Rowe Price Group subsidiary which is authorized to provide them. The material is not intended for use by persons in jurisdictions that prohibit or restrict the distribution of the material and in certain countries the material is provided upon specific request. © 2022 T. Rowe Price. All Rights Reserved. T. ROWE PRICE, INVEST WITH CONFIDENCE, and the Bighorn Sheep design are, collectively and/or apart, trademarks of T. Rowe Price Group, Inc. All other trademarks are the property of T. Rowe Price or their respective owners. 202209- 2418597